Note 3 - Going Concern:	12 Months Ended
Dec. 31, 2011
Going Concern Note
3.        Going Concern:

As of December 31, 2011, the Company was in breach of loan covenants with certain banks relating to EBITDA, overall cash position (minimum liquidity covenants), adjusted net worth, book equity and asset cover. As a result of these covenant breaches and due to cross default provisions contained in all of the Company's bank facilities, the Company was in breach of all its loan facilities and has classified all its debt and financial instruments as current. The amount of long term debt and financial instruments that have been reclassified and presented together with current liabilities amount to $193,749 and $8,467 respectively (Note 11).

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result should the Company be unable to continue as a going concern, except for the current classification of debt and financial instruments.

Our operating cash flow for 2012 is expected to decrease compared to 2011 as a result of the reduction in the size of the Company's fleet. Specifically, during the second half of 2011, the Company sold four dry bulk vessels and one product tanker and terminated the bareboat charter of M/T Delos. In addition, in the beginning of 2012 the M/V Evian (ex Voc Gallant) was redelivered from its bareboat charterers and entered the spot market at a time when charter rates were significantly lower than the rate it was earning under its previous employment.

Based on the Company's cash flow projections for 2012, cash provided by operating activities will not be sufficient to cover scheduled debt repayments as of December 31, 2011. As of the date of this report the Company is current in its debt and interest payments.

The company intends to take certain actions during 2012 in an effort to improve its liquidity.  Such actions may include the reduction of expenses; negotiations to defer part of the company's debt repayments or other expenses, such as management fees or lease termination payments, into future years or to release restricted funds; drawing down funds from existing equity lines, including under its equity line with Sovereign; equity or debt offerings; or asset sales.